Q HOLDINGS, INC.

STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Agreement”) is made effective as of the Grant Date set forth in the attached Stock Option Grant Notice (the “Grant Notice”), by and between Q Holdings, Inc., a Delaware corporation (the “Company”), and the undersigned person to whom a stock option has been granted as set forth in the Grant Notice (the “Optionee”).

Pursuant to the terms of the Company’s 2011 Equity Incentive Compensation Plan (the “Plan”), the attached Grant Notice, and this Agreement, as of the Grant Date the Company has granted to the Optionee a stock option (the “Option”) to purchase the number of shares (the “Shares”) of common stock of the Company (the “Stock”) indicated in the Grant Notice at the option exercise price (the “Exercise Price”) indicated in the Grant Notice.  Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Plan or in the Grant Notice.

1.           Intended Type of Option.  The Option is intended to be and is designated as the following type of option (one box below shall be checked):

☐ Incentive Stock Option        or         ☐ Nonqualified Stock Option

2.           Exercise Price.  The Exercise Price for each Share subject to the Option is as set forth in the Grant Notice.

3.           Option Period.  The option period during which the Option may be exercised shall expire at 5:00 p.m., Salt Lake City time, on the Expiration Date as set forth in the Grant Notice (which is not to exceed ten years from the Grant Date, or five years from the Grant Date if the Option is designated as an Incentive Stock Option and the Optionee is a Significant Stockholder, as that term is defined in the Plan).

4.           Vesting and Exercise of Option.

(a)           Subject to the provisions contained herein, the Option shall vest as set forth in the Vesting Schedule in the Grant Notice, provided that vesting shall cease when the Optionee is no longer in “continuous employment with the Company” (as defined below).

(b)           The Option may be exercised, to the extent vested, at any time until the option period ends at 5:00 p.m., Salt Lake City time, on the Expiration Date as set forth in the Grant Notice, subject, however, to the further provisions of this Section 4.

(c)           The Option shall be exercisable only during the option period by the Optionee:

(i)           While the Optionee is in “continuous employment with the Company;” provided, however, that if the Optionee’s employment is terminated by the Optionee or by the Company without Cause (as defined below), the Optionee shall have a period of three months from the date the Optionee’s employment terminates in which to exercise the Option to the extent the Option was vested at the time of termination, but in no event later than the expiration of the option period.  If the Optionee should die during this three month period, the Option may be exercised by the person or persons to whom the rights under the Option passed by will or the laws of descent and distribution to the same extent and during the same period the Optionee could have exercised the Option had the Optionee not died.

(ii)          If the Optionee should die or become permanently and totally disabled while employed by the Company, the Option or any unexercised portion thereof, to the extent vested, may be exercised by the Optionee, the Optionee’s conservator or legal guardian or by the person or persons to whom the Optionee’s rights under the Option passed by will or the laws of descent and distribution, not later than twelve months after the Optionee’s death or not later than twelve months after the Optionee’s disability, but in no event later than the expiration of the option period.

The Option shall be void if not exercised during the option period.  Except as otherwise provided, the option period shall terminate upon the Optionee’s termination of employment if that date is earlier than the Expiration Date of the Option.

For purposes of the foregoing, “continuous employment with the Company” shall mean the absence of any interruption or termination of employment with the Company or a subsidiary thereof.  Continuous employment shall not be considered interrupted in the case of a leave of absence approved by the Company.

For purposes of the foregoing, “Cause” shall mean (A) the continued and willful failure of the Optionee substantially to perform the duties of his or her employment for the Company or a subsidiary thereof (other than any such failure due to the Optionee’s disability); (B) the Optionee’s engaging in willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the Company or any of its affiliates, including, but not limited to, by way of damage to the Company’s or an affiliate’s reputation or public standing; (C) the Optionee’s conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony; (D) the Optionee’s material violation or breach of the Company’s or any affiliate’s code of conduct or ethics or other Company policy or rule, or the material breach by the Optionee of any of his or her obligations under any written covenant or agreement with the Company or any of its affiliates; or (E) any failure by the Optionee to cooperate, if requested by the Company or a subsidiary thereof, with any investigation or inquiry into the Optionee’s or the Company’s or any subsidiary’s business practices, whether internal or external, including, but not limited to, the Optionee’s refusal to be deposed or to provide testimony at any trial or inquiry; provided, however, that in the event that the Optionee is a party to a separate written agreement with the Company or a subsidiary thereof which has a different definition of “Cause” with respect to the termination of employment by the Company, “Cause” for purposes of the foregoing shall have the same meaning as specified in such separate written agreement.

(d)           The Option shall be exercisable by a written notice to the Company, which shall:

(i)           State the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (which must be a whole number of shares), the person in whose name the stock certificate or certificates or book entry for such Shares is to be registered, and such person’s address and Social Security Number, if not already on file with the Company (or, if such Shares are to be registered in the names of more than one person, the names, addresses and Social Security Numbers of such persons);

(ii)          Contain such representations and agreements as to the holder’s investment intent with respect to the Shares for purposes of compliance with applicable securities laws as may be satisfactory to the Company’s counsel; and

(iii)         Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to the Company’s counsel, of the right of such person or persons to exercise the Option.

Payment of the Exercise Price for the purchase of Shares with respect to which the Option is being exercised shall be delivered with the notice of exercise, and shall be made (A) in cash or cash equivalents, (B) by exchanging shares of Stock already owned by the Optionee for at least six months (which are not the subject of any pledge or other security interest), or (C) by a combination of the foregoing or by any other method approved by the Company in advance, provided that the combined value of all cash and cash equivalents and the fair market value of any such shares of Stock so tendered to the Company as of the date of such tender is at least equal to such Exercise Price.  The exercise of the Option shall not be deemed effective until the Company receives payment of the full Exercise Price for the number of Shares as to which the Option is exercised.  The certificate or certificates or book entry for Shares as to which the Option is exercised shall be registered in the name of the person or persons exercising the Option.

(e)           Irrespective of the other provisions of this Section 4, the Option shall terminate (i) immediately after the completion of the merger or sale of substantially all of the stock or assets of the Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the survivor for purposes hereof if the Company is the survivor of a reverse triangular merger); or (ii) upon any termination of the employment of the Optionee by the Company or a subsidiary thereof for Cause.

5.           Nontransferability of Option.  The Option may not be transferred in any manner and may be exercised during the lifetime of the Optionee only by the Optionee, and after his or her death by the person or persons to whom his or her rights under the Option passed by will or the laws of descent and distribution.

6.           Adjustments Upon Changes in Capitalization.  Whenever a stock split, stock dividend or other relevant change in the Stock or capitalization of the Company occurs, the number of Shares that can thereafter be purchased and the Exercise Price per share under that portion of the Option which has not been exercised shall be appropriately adjusted.

7.           Notices.  Any notice relating to this Agreement shall be in writing and delivered in person or by certified or electronic mail to the address or addresses on file with the Company.  Each notice shall be deemed to have been given on the date it is received, except that a written notice of exercise received by 5:00 p.m., Salt Lake City time, on the next business day after the expiration of the option period hereunder, if such date of expiration does not fall on a normal business day, shall be deemed to be received just prior to the expiration of such option period.  Each notice to the Company shall be addressed to it at its principal office, attention of the Vice President of Finance.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice hereunder to that effect.

8.           Benefits of Agreement.  This Agreement shall inure to the benefit of and be binding upon each successor of the Company and the Optionee’s heirs and legal representatives.  This Agreement shall be the sole and exclusive source of any and all rights which the Optionee, his or her heirs, legal representatives, or successors may have with respect to the Option.

9.           Resolution of Disputes.  Any dispute or disagreement which arises under, or as a result of, or in any way relates to, the interpretation, construction or applicability of this Agreement shall be resolved as determined by the Board of Directors of the Company or by any Committee appointed by the Board of Directors for such purpose.  Any determination made hereunder shall be final, binding, and conclusive for all purposes.

10.         Incorporation of Documents; Entire Agreement.  The provisions of the Plan and the Grant Notice are hereby incorporated into this Agreement by reference, and the Optionee hereby acknowledges the receipt, either in hard copy or electronic form, of the Plan and the Grant Notice.  In the event of any inconsistency between the provisions of this Agreement and the Plan, the Plan shall control.  This Agreement, the Grant Notice and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof, and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof.

11.         No Stockholder Rights Until Shares Issued.  The Optionee shall have no voting, transfer, liquidation, or any other rights of a holder of shares of Stock with respect to the Option until such time as shares of Stock, if any, have been issued by the Company to the Optionee upon the exercise of the Option hereunder.

12.         Amendments.  This Agreement may be amended only by a written instrument executed by both the Company and the Optionee, subject to the provisions of Section 15(c) hereof.

13.         No Right of Optionee to Continued Employment.  Nothing contained in this Agreement or the Plan shall confer upon the Optionee any right to continue to be employed by the Company or any subsidiary thereof, or shall limit the Company’s right to terminate the employment of the Optionee at any time; provided, however, that nothing contained in this Agreement shall affect any separate contractual provisions that exist between the Optionee and the Company or a subsidiary thereof with respect to the employment of the Optionee.

14.         Vesting and Other Dates.  In the event that any vesting date or any other relevant date with respect to this Agreement does not fall on a normal business day, such date shall be deemed to occur on the next following normal business day.

15.         Tax Matters.

(a)           Withholding.  The Company may make such provisions and take such steps as it deems necessary or appropriate for the withholding of any taxes that the Company is required by law or regulation of any governmental authority, whether Federal, state, or local, to withhold in connection with the Option or the Shares subject to this Agreement.

(b)           Notice of Disposition of Incentive Stock Option Shares.  If the Option is designated as an Incentive Stock Option, the Optionee shall notify the Company in writing within 15 days after the date of any disposition of any of the Shares issued upon exercise of the Option or any shares of Stock received as a dividend on such Shares.  The Company shall use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

(c)           Section 409A of the Code.  The Exercise Price is intended to be the Fair Market Value of the underlying Shares on the Grant Date.  The Company has determined the Fair Market Value of the underlying Shares in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price.  Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the underlying Shares on the Grant Date was greater than the Exercise Price.  Under Section 409A of the Code, if the Exercise Price is less than the Fair Market Value of the underlying Shares as of the Grant Date, the Option may be treated as a form of deferred compensation and the Optionee may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties.  The Optionee acknowledges that the Company has advised the Optionee to consult with a tax adviser regarding the potential tax consequences of the Option, including the potential impact of Section 409A of the Code, and that the Company, in the exercise of its sole discretion and without the consent of the Optionee, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Section 409A of the Code, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

16.         Securities Law Compliance.  Notwithstanding anything to the contrary contained in this Agreement, the Option may not be exercised unless the issuance of the Shares issuable upon exercise of the Option has been registered under a then effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or, if the issuance of such Shares has not been so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

17.         Personal Data.  The Optionee hereby consents to the collection, use, and transfer, in electronic or other form, of the Optionee’s personal data related to this Agreement by and among, as applicable, the Company and its affiliates for the exclusive purpose of implementing, administering, and managing the Optionee’s participation in the Plan.  The Company holds, or may receive from any agent designated by the Company, certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social security insurance number or other identification number, salary, nationality, job title, any shares of Stock held, details of the Option and any other rights to shares of Stock awarded, canceled, exercised, vested, unvested, or outstanding in the Optionee’s favor, for the purpose of implementing, administering, and managing the Plan, including complying with applicable tax and securities laws (the “Personal Data”).  The Personal Data may be transferred to any third parties assisting in the implementation, administration, and management of the Plan.  The Optionee authorizes such recipients of the Personal Data to receive, possess, use, retain, and transfer the Personal Data, in electronic or other form, for the purposes described above.  The Optionee may, at any time, view the Personal Data, request additional information about the storage and processing of the Personal Data, require any necessary amendments to the Personal Data, or refuse or withdraw the consents herein, in any case without cost, by contacting the Vice President of Finance of the Company in writing.  Any such refusal or withdrawal of the consents herein may affect the Optionee’s ability to participate in the Plan.

18.         Electronic Delivery of Documents.  The Company may, in its sole discretion, deliver any documents related to this Agreement, or any future awards that may be granted under the Plan, by electronic means, or request the Optionee’s consent to participate in the Plan or other authorizations from the Optionee in connection therewith by electronic means.  The Optionee hereby consents to receive such documents by electronic delivery and, if requested, to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

19.         Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Utah (without reference to conflict of law provisions), except that the Delaware General Corporation Law shall govern as to matters of corporate law with respect to the Company and this Agreement.

20.         Execution in Counterparts and Delivery of Signature Pages.  This Agreement may be executed in counterparts, and executed signature pages may be delivered by email or fax transmission.

IN WITNESS WHEREOF, the Company and the Optionee have caused this Stock Option Agreement to be executed and entered into effective as of the Grant Date.

COMPANY:

Q HOLDINGS, INC.,
a Delaware corporation

By:

Printed Name:

Title:

Date Signed:

OPTIONEE:

Signature:

Printed Name:

Date Signed:

Attachment: Stock Option Grant Notice

Q HOLDINGS, INC.

STOCK OPTION GRANT NOTICE

[Date]

[Name]
[Address]

Q Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the terms and conditions of its 2011 Equity Incentive Compensation Plan (the “Plan”), has granted to you a Stock Option (the “Option”) to purchase [Number] shares of the Company’s common stock as outlined below.  The Option is subject to all of the terms and conditions of the Plan and the attached Stock Option Agreement, which are both incorporated herein in their entirety.

Grant Date:	[Grant Date]

Shares Subject to Option:	[Number]

Option Exercise Price per Share:	$[Exercise Price]

Type of Option:	☐ Incentive Stock Option or ☐ Nonqualified Stock Option

Expiration Date:	[Expiration Date]

Vesting Schedule:
The Option shall vest and be exercisable in installments of [___]% yearly on the anniversary of the Grant Date, provided that on such vesting date you have remained continuously employed by the Company or any subsidiary thereof, as follows:

[Vesting Installment Amount] on [Vesting Date]
[Vesting Installment Amount] on [Vesting Date]
[Vesting Installment Amount] on [Vesting Date]

In addition, the Option shall become fully vested and exercisable under the terms specified in Section 4 of the Stock Option Agreement.

Attachment: Stock Option Agreement